EX-32.1 4 digitaltown10k022908ex32-1.htm CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER SECTION 1350

Exhibit 32.1

**CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002**

I, Richard Pomije, the Chief Executive Officer of DigitalTown, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-K for the period ended February 29, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2009

Signed: ______________________

Name: Richard Pomije
Title: Chairman, Director
Principal Executive Officer

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John A. Witham, the Chief Financial Officer of DigitalTown, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's amended Annual Report on Form 10-K for the period ended February 29, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2009

Signed: ______________________

Name: John A. Witham
Title: Chief Financial Officer